UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2016

Date of reporting period: September 30, 2015

Item 1. Report to Stockholders.

Port Street Quality Growth Fund

Institutional Class Shares — PSQGX

Semi-Annual Report

www.portstreetinvest.com	September 30, 2015

PORT STREET QUALITY GROWTH FUND

November 9, 2015

Dear Shareholders,

September 30, 2015 marked the end of the Port Street Quality Growth Fund’s first (6) months in its 2nd year of stewardship. Thank you for the opportunity to report on the Fund’s strategy, performance, and outlook going forward.

Performance

For the 6-month period ending September 30, 2015, the Fund returned -3.30% while the S&P 500 Index returned -6.18%, and the Russell 1000 Growth Index returned -5.18%.

The Fund’s out-performance of the market during the 6-month period ending September 30, 2015 was primarily the result of its defensiveness in the last half of the period. Equity markets in June were down across the board resulting in a flat 2Q (0.28% for S&P 500 & 0.12% for Russell 1000 Growth) and returns for the Fund that were -1.6% for the same period. Volatility in June proved to be a harbinger for the 3Q market environment when investors, concerned about the direction of Federal Reserve interest rate policy and China’s ability to guide its economy, gave them reason to take profits. During the 3Q, the Fund returned -1.63% while the S&P 500 and Russell 1000 Growth returned -6.44% and -5.29% respectively. The Fund’s capital preservation-biased approach along with a cash position of 40% and positive returns in Google, Inc., Precision Castparts Corp., Sysco Corp., and C.H. Robinson Worldwide, Inc. resulted in out-performance of the general markets during this quarter and the full 6-month period.

Strategy

The Fund’s approach to investing remains focused on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth, strong balance sheets, sustainable competitive advantages, and capable management. The source of such growth has been persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, resulted in the compounding of retained earnings and long-term growth. The Fund’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while seeking to mitigate losses during periods of economic adversity.

Outlook

The economic environment in which we’ve been investing since our launch has not changed, but market valuations have- they’re higher. The multi-trillion dollar stimulus and low interest rate policies around the world have fueled significant increases in asset valuations – stock prices included. Until this most recent quarter, these price increases have outpaced the increase in earnings that these same companies are generating. Despite the large sell-off in stock prices this quarter, Robert Schiller’s cyclically adjusted price earnings ratio (CAPE) still reflects a stock market that is expensive. It still trades at 23x earnings versus its historical average of 16.55x. This represents a 39% premium over historical averages.

As we’ve discussed before, the more expensive the stock market is, the more difficult it becomes to find great companies priced at what we feel is a “margin of safety discount” to their fair value, and hence, the more difficult it becomes to deploy cash. We need to see valuations continue to fall closer to historical norms before we can expect to deploy a meaningful amount of our existing cash. If the long-awaited volatility we saw this past quarter continues, then we expect to continue to out-perform the market. We welcome this kind of

PORT STREET QUALITY GROWTH FUND

volatility, because it presents more opportunities to own lowly levered businesses with sustainable competitive advantages at margin of safety discounts to their intrinsic value. Our goal is to populate this portfolio with only the highest quality businesses at prices we believe have potential for appreciation. If we can’t own these businesses at these prices then we will not invest in our second best names or second favorite prices. Rather, we will sit in cash.

On the other hand, should the market reverse course and investors regain confidence in paying more for the same $ of earnings, then we expect we can be up too, but we expect to be up less than the general market.

Picking a direction is anyone’s best guess, but we believe that sticking to our investment discipline over a full market cycle should allow us to compound money successfully with the potential for less volatility than the general market.

We thank you for your confidence in our stewardship.

Graham Pierce      Doug Allison

Must be Preceded or Accompanied by a Prospectus

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

Margin of Safety is the difference between the intrinsic value of a stock and its market price.

The cyclically adjusted price to earnings ratio (CAPE) is a valuation measure usually applied to the U.S. S&P 500 equity market. It is defined as price divided by the average of ten years of earnings (Moving average), adjusted for inflation.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods. The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility. The fund will bear its share of expenses and the underlying risks of investments in ETFs and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

Port Street Quality Growth Fund is distributed by Quasar Distributors, LLC.

PORT STREET QUALITY GROWTH FUND

VALUE OF $10,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ANNUALIZED RATES OF RETURN — AS OF SEPTEMBER 30, 2015

	1 Year	Since Inception(1)
Port Street Quality Growth Fund	1.38%	1.72%
S&P 500 Index(2)	(0.61)%	3.80%
Russell 1000 Growth Index(3)	3.17%	6.61%

(1)	April 1, 2014.

(2)	The Standard & Poor’s 500 Index is an unmanaged capitalization weighted index generally representative of the U.S. market for large capitalization stocks.

(3)	The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

PORT STREET QUALITY GROWTH FUND

EXPENSE EXAMPLE (UNAUDITED)
SEPTEMBER 30, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees; shareholder servicing fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 – September 30, 2015).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(4/1/2015)	(9/30/2015)	(4/1/2015 to 9/30/2015)
Institutional Class Actual(2)	$1,000.00	$967.00	$5.66
Institutional Class Hypothetical (5% annual return	$1,000.00	$1,019.25	$5.81
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.15% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2015 of -3.30%.

PORT STREET QUALITY GROWTH FUND

ALLOCATION OF PORTFOLIO(1) (UNAUDITED)
AS OF SEPTEMBER 30, 2015
(% OF NET ASSETS)

TOP TEN EQUITY HOLDINGS(1) (UNAUDITED)
AS OF SEPTEMBER 30, 2015
(% OF NET ASSETS)

Apple, Inc.	4.1%
Microsoft Corp.	4.1%
Oracle Corp.	4.1%
Accenture, Class A	3.3%
Procter & Gamble Co.	3.2%
United Technologies Corp.	3.2%
Wal-Mart Stores, Inc.	3.1%
Sysco Corp.	3.1%
Cisco Systems, Inc.	3.1%
Berkshire Hathaway, Inc., Class B	3.0%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PORT STREET QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 59.5%
Consumer Discretionary — 1.7%
McDonald’s Corp.	2,635	$259,627
Omnicom Group, Inc.	3,200	210,880
		470,507
Consumer Staples — 12.8%
Coca-Cola Co.	80	3,210
Colgate-Palmolive Co.	2,900	184,034
PepsiCo, Inc.	8,200	773,260
Procter & Gamble Co.	12,700	913,638
Sysco Corp.	22,800	888,516
Wal-Mart Stores, Inc.	13,800	894,792
		3,657,450
Financials — 3.0%
Berkshire Hathaway, Inc., Class B *	6,600	860,640
Health Care — 8.5%
Baxalta, Inc.	13,200	415,932
Baxter International, Inc.	12,000	394,200
Becton, Dickinson & Co.	3,500	464,310
Medtronic	5,200	348,088
Varian Medical Systems, Inc. *	11,100	818,958
		2,441,488
Industrials — 9.1%
C.H. Robinson Worldwide, Inc.	12,300	833,694
Expeditors International of Washington, Inc.	9,000	423,450
Precision Castparts Corp.	1,900	436,449
United Technologies Corp.	10,200	907,698
		2,601,291

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
SEPTEMBER 30, 2015

	Shares	Value
Information Technology — 24.4%
Accenture, Class A	9,500	$933,470
Apple, Inc.	10,700	1,180,210
Cisco Systems, Inc.	33,800	887,250
Cognizant Technology Solutions Corp., Class A *	6,300	394,443
Google, Inc., Class A *	750	478,777
International Business Machines Corp.	3,100	449,407
Microsoft Corp.	26,500	1,172,890
Oracle Corp.	32,400	1,170,288
Total Systems Services, Inc.	7,000	318,010
		6,984,745
Total Common Stocks
(Cost $17,626,577)		17,016,121

SHORT-TERM INVESTMENT — 40.2%
Invesco Treasury Portfolio, Institutional Class, 0.02% ^
(Cost $11,499,132)	11,499,132	11,499,132

Total Investments — 99.7%
(Cost $29,125,709)		28,515,253
Other Assets and Liabilities, Net — 0.3%		91,350
Total Net Assets — 100.0%		$28,606,603

* Non-income producing security.

^ The rate shown is the annualized seven day effective yield as of September 30, 2015.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2015

ASSETS:
Investments, at value
(cost $29,125,709)	$28,515,253
Dividends & interest receivable	13,636
Receivable for capital shares sold	115,541
Prepaid expenses	8,847
Total assets	28,653,277

LIABILITIES:
Payable for fund administration & accounting fees	11,143
Payable to investment adviser	8,479
Payable for compliance fees	2,570
Payable for transfer agent fees & expenses	3,925
Payable for custody fees	2,210
Payable for trustee fees	3,298
Accrued shareholder service fees	2,351
Accrued other fees	12,698
Total liabilities	46,674

NET ASSETS	$28,606,603

NET ASSETS CONSIST OF:
Paid-in capital	$29,178,068
Accumulated undistributed net investment loss	(13,729)
Accumulated undistributed net realized gain on investments	52,720
Net unrealized depreciation on investments	(610,456)
Net assets	$28,606,603

Net assets	$28,606,603
Shares issued and outstanding(1)	2,789,335
Net asset value, redemption price and offering price per share	$10.26

(1) Unlimited shares authorized

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015

INVESTMENT INCOME:
Dividend income	$131,933
Interest income	1,934
Total investment income	133,867

EXPENSES:
Investment adviser fees (See Note 4)	112,019
Fund administration & accounting fees (See Note 4)	35,849
Transfer agent fees & expenses (See Note 4)	14,736
Federal & state registration fees	14,531
Shareholder service fees (See Note 5)	13,179
Audit fees	8,036
Compliance fees (See Note 4)	7,798
Legal fees	5,769
Trustee fees (See Note 4)	5,083
Custody fees (See Note 4)	3,503
Other	2,633
Postage & printing fees	2,291
Total expenses before reimbursement/waiver	225,427
Less: reimbursement/waiver from investment adviser (See Note 4)	(73,872)
Net expenses	151,555

NET INVESTMENT LOSS	(17,688)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	25,464
Net change in unrealized depreciation on investments	(988,303)

Net realized and unrealized loss on investments	(962,839)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(980,527)

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2015	Year Ended
	(Unaudited)	March 31, 2015
OPERATIONS:
Net investment income (loss)	$(17,688)	$3,904
Net realized gain on investments	25,464	27,256
Net change in unrealized appreciation (depreciation)
on investments	(988,303)	377,847
Net increase (decrease) in net assets resulting
from operations	(980,527)	409,007

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,514,210	24,104,709
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(5,169,244)	(1,271,552)
Net increase in net assets resulting from
capital share transactions	6,344,966	22,833,157

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	—	—
Total distributions to shareholders	—	—

TOTAL INCREASE IN NET ASSETS	5,364,439	23,242,164

NET ASSETS:
Beginning of period	23,242,164	—
End of period (including accumulated
undistributed net investment income (loss)
of $(13,729) and $3,959, respectively)	$28,606,603	$23,242,164

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended
	September 30, 2015	Year Ended
For a Fund share outstanding throughout the period	(Unaudited)	March 31, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.61	$10.00
Investment operations:
Net investment income (loss)	(0.01)	0.00 (1)
Net realized and unrealized gain (loss) on investments	(0.34)	0.61
Total from investment operations	(0.35)	0.61
Less distributions from:
Net investment income	—	—
Net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$10.26	$10.61

TOTAL RETURN(2)	(3.30)%	6.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$28.6	$23.2
Ratio of expenses to average net assets(3):
Before expense reimbursement/waiver	1.71%	3.49%
After expense reimbursement/waiver	1.15%	1.15%
Ratio of net investment income (loss) to average net assets(3):
Before expense reimbursement/waiver	(0.69)%	(2.29)%
After expense reimbursement/waiver	(0.13)%	0.05%

Portfolio turnover rate(2)	2%	13%

(1)	Amount per share is less than $0.005.

(2)	Not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2015

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Port Street Quality Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek total return. The Fund commenced operations on April 1, 2014. The Fund currently offers an Institutional Class. Institutional Class shares are subject to a 0.10% shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended September 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period ended September 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

PORT STREET QUALITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
SEPTEMBER 30, 2015

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mutual Funds — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

PORT STREET QUALITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
SEPTEMBER 30, 2015

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$17,016,121	$—	$—	$17,016,121
Short-Term Investment	11,499,132	—	—	11,499,132
Total Investments in Securities	$28,515,253	$—	$—	$28,515,253

Transfers between levels are recognized at the end of the reporting period. During the period ended September 30, 2015, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% on the first $100 million of assets, 0.80% on the next $150 million of assets, 0.75% on the next $500 million of assets, and 0.70% on assets over $750 million.

The Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Pursuant to a Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a quarterly basis, a sub-advisory fee based on the Fund’s average net assets at month-end at an annual rate of 0.20% on the first $100 million of assets, 0.30% on the next $400 million, and 0.35% on assets over $500 million.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.15% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved without exceeding the expense

PORT STREET QUALITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
SEPTEMBER 30, 2015

limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least July 31, 2016. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
3/31/2018	$181,104
3/31/2019	$73,872

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended September 30, 2015 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended September 30, 2015, the Fund incurred $13,179 in shareholder servicing fees under the Agreement.

PORT STREET QUALITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
SEPTEMBER 30, 2015

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	September 30, 2015	Year Ended
	(Unaudited)	March 31, 2015
Shares sold	1,092,544	2,314,134
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(494,738)	(122,605)
Net increase in shares outstanding	597,806	2,191,529

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$6,382,408	$294,404

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2015, the Fund’s most recent fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$614,750	$(247,685)	$367,065	$21,481,884

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At March 31, 2015, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Unrealized	Total Accumulated
Ordinary Income	Appreciation	Earnings
$41,997	$367,065	$409,062

PORT STREET QUALITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
SEPTEMBER 30, 2015

As of March 31, 2015, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended March 31, 2015, the Fund did not defer any qualified late year losses.

There were no distributions made by the Fund for the period ended September 30, 2015 and the year ended March 31, 2015.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2015, Charles Schwab & Co., Inc., for the benefit of its customers, owned 63.52% of the outstanding shares of the Fund.

PORT STREET QUALITY GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
SEPTEMBER 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE – (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

INVESTMENT SUB-ADVISER
Saratoga Research & Investment Management
14471 Big Basin Way, Suite E
Saratoga, CA 95070

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	December 7, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	December 7, 2015

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	December 7, 2015

* Print the name and title of each signing officer under his or her signature.